Key developments	12 Months Ended
Dec. 31, 2022
Key developments
Key developments

6. Key developments

a.Clean Air Metals NSR Royalty

On December 19, 2022, the Company entered into a royalty purchase agreement with Clean Air Metals Inc. to acquire a 2.5% net smelter returns (“NSR”) royalty on the Thunder Bay North Project in Northern Ontario, Canada for C$15,000. The first tranche of C$10,000 was funded and the remaining C$5,000 will be paid within the following 90 days subject to certain conditions. Clean Air Metals Inc. has the right to buy down up to 40% of the NSR royalty and to reduce the NSR royalty percentage to 1.5% on or before December 19, 2025 for C$10,500. Clean Air Metals Inc. has also granted Triple Flag a right of first refusal on any future stream, royalty, or similar financing for the Thunder Bay North Project and an area of interest around the project. Subsequent to the year-end, Clean Air Metals Inc. withdrew Mineral Resource Estimate and the previous preliminary economic assessment (“PEA”) with regards to its Current deposit. The Company considered this along with other information and concluded that there was no impact to the carrying value of its investment at December 31, 2022.

b.Gross Revenue Return and Stream on Prieska

On December 13, 2022, the Company announced that it had entered into definitive agreements with Orion Minerals Ltd. (“Orion”) for the acquisition of the A$10,000 gross revenue return (“GRR”) agreement and US$80,000 gold and silver stream on the Prieska copper-zinc mine in South Africa (the “Prieska Stream”).

The GRR provides Triple Flag with an entitlement to 0.8% of gross revenue from future production at the Prieska mine. The Prieska Stream required Orion to deliver Triple Flag 84% of payable gold and 84% of reference gold and 84% of reference silver, until 94.3 koz and 5,710 koz of gold and silver, respectively, have been delivered. Thereafter, the payable gold and silver under the Prieska Stream will be reduced to 50% for the remaining mine life. The Company will make ongoing payments of 10% of the spot gold price for each ounce of gold and 10% of the spot silver price for each ounce of silver delivered under the Prieska stream.

Payable gold and silver for the purposes of the Prieska Stream are determined using a fixed ratio to copper in concentrate until the respective delivery thresholds are met – 0.359 ounces of payable gold per tonne of copper contained in concentrate and 21.736 ounces of payable silver per tonne of copper contained in concentrate. Closing of the GRR is subject to obtaining approvals, and closing of the Prieska stream is conditional on obtaining approvals, the mine development being fully funded and Orion finalizing a mine plan to the Company’s satisfaction.

c.Normal Course Issuer Bid

In November 2022, Triple Flag received approval from the TSX to renew its normal course issuer bid (“NCIB”). Under the NCIB, the Company may acquire up to 2,000,000 of its common shares from time to time in accordance with the NCIB procedures of the TSX. Repurchases under the NCIB are authorized until November 14, 2023. Daily purchases will be limited to 9,186 common shares, representing 25% of the average daily trading volume of the common shares on the TSX for the period from May 1, 2022 to October 31, 2022 (being 36,744 common shares), except where purchases are made in accordance with the “block purchase exemption” of the TSX rules. All common shares that are repurchased by the Company under the NCIB will be cancelled. In November 2022, Triple Flag also re-established an Automatic Share Purchase Plan (“ASPP”) with the designated broker responsible for the NCIB to allow for the purchase of common shares under the NCIB at times when Triple Flag would ordinarily not be permitted to purchase common shares due to regulatory restrictions and customary self-imposed blackout periods. As at December 31, 2022, the Company did not instruct the designated broker to make purchases under the ASPP.

d.Pumpkin Hollow (97.5% gold and silver stream and 2% Open Pit Royalty)

On October 28, 2022, Nevada Copper Corp. (“Nevada Copper”) signed a restart financing package to support the restart and ramp-up of the Pumpkin Hollow underground copper mine. As part of this financing package, the Company provided $30,000 of funding, consisting of a payment of $26,192 for increasing the existing net smelter returns royalty on Nevada Copper’s open pit project from 0.7% to 2.0% and acceleration of the $3,808 remaining funding under the metal purchase and sale agreement. Nevada Copper will have the option to buy down the royalty by 1.3% to the original 0.7% for $33,000 until the earlier of (i) 24 months from the date that the amended and restated Open Pit royalty agreement is entered into; or (ii) a change of control of Nevada Copper.

In connection with the Nevada Copper restart financing package for operations at the Pumpkin Hollow mine, its senior credit facility was amended to provide for a new tranche of up to $25 million, of which the Company has committed $5 million.

e.Steppe Gold Prepaid Gold Interest

On September 26, 2022, the Company entered into an agreement with Steppe Gold Ltd. to acquire a prepaid gold interest (the “Steppe Gold Prepaid Gold Interest”). Under the terms of the agreement, the Company made a cash payment of $4,800 to acquire the prepaid gold interest in exchange for delivery of 3,000 ounces of gold that will be delivered by Steppe Gold within the next eight months. First delivery under the arrangement was made in December 2022.

The Prepaid Gold Interest is accounted for as a financial asset at fair value through profit or loss (“FVTPL”) and fair value is calculated based on the London Bullion Market Association (“LBMA”) PM fix on the last trading day of the quarter.

f.Credit Facility Amendment

On September 22, 2022, the Company extended the maturity of the $500,000 Credit Facility by three years, with a new maturity date of August 30, 2026, and increased the uncommitted accordion from $100,000 to $200,000, for a total availability of up to $700,000. Under the amendment, the London Inter-Bank Offered Rate (“LIBOR”) benchmark interest rate was replaced by the Secured Overnight Financing Rate (“SOFR”). All other significant terms of the Credit Facility remain unchanged. Transaction costs relating to the amendment of $1,844 were recorded in other assets on the effective date of the amendment.

g.New York Stock Exchange Listing

On August 30, 2022, the Company commenced trading on the New York Stock Exchange (the “NYSE”) under the symbol “TFPM”, the same symbol the Company’s common shares trade under in Canadian dollars on the TSX. Prior to the NYSE listing, the Triple Flag common shares traded on the TSX in both Canadian dollars (under the symbol “TFPM”) and U.S. dollars (under the symbol “TFPM.U”). On September 16, 2022, Triple Flag discontinued use of the TFPM.U ticker symbol.

h.Stornoway Restructuring

On April 29, 2022, Stornoway Diamonds (Canada) Inc. (“Stornoway”), the Renard Streamers (including TF R&S Canada Limited, a subsidiary of TF Precious Metals) and the secured creditors of Stornoway (including TF R&S Canada Limited) completed amendments to the Renard stream and secured debt of Stornoway. Key components of the agreements are as follows:

●	The amounts outstanding under the Stornoway Working Capital Facility (the “Facility”) were fully repaid on April 29, 2022 (Stornoway repaid C$1,493 to Triple Flag);
●	The Facility remains available to be drawn by Stornoway up to an amount of C$20,000 in total (C$2,600 attributable to Triple Flag). The maturity date of the Facility has been extended to December 31, 2025;
●	Stream payments will be required in a given quarter provided:
-	Stornoway satisfies certain minimum cash thresholds, and
-	No amounts are outstanding under the Working Capital Facility;
●	In the event that Stornoway does not satisfy minimum cash thresholds at the end of a given quarter, the Renard Streamers will be required to resume reinvesting all or a portion of their net proceeds under the Renard stream into the Stornoway Bridge Financing Facility (the “Bridge”); and
●	The maturity date of the Bridge and other loans has been extended to December 31, 2025, subject to further extension of the maturity of the Bridge to December 2028 in certain events. Certain amounts outstanding under the Bridge are subject to early repayment at the end of each year to the extent that Stornoway then satisfies certain excess cash thresholds.

Stream payments resumed in the second quarter of 2022 as a result of Stornoway satisfying the minimum cash threshold and having no amounts outstanding under the Working Capital Facility.

i.Acquisition of Sofia NSR Royalty

On March 7, 2022, the Company entered into a royalty purchase agreement with a third party to acquire a 1% NSR royalty over the Sofia Project (“Sofia”), located in Chile, for $5,000. The transaction closed on May 3, 2022. Concurrent with the royalty purchase agreement, the Company also acquired 2 million common shares of 2673502 Ontario Inc., a company with a 96% interest in AndeX Minerals, which in turn owns 100% of Sofia, for C$3,000 and received a right of first refusal over an additional 1% NSR royalty covering Sofia. Transaction costs incurred of $192 were capitalized.

j.Talon Royalty Buydown

On February 15, 2022, Talon Nickel (USA) LLC (“Talon”) exercised its right to reduce the royalty rate under the Tamarack royalty agreement from 3.5% to 1.85% of Talon’s interest in the Tamarack Project in exchange for a payment of $4,500, resulting in a gain of $2,099. The Company acquired its royalty on the Tamarack Project for $5,000 in March 2019.

k.Beaufor Royalty

On February 4, 2022, the Company entered into a royalty purchase agreement with a third party to acquire a 2% NSR royalty (with a milestone-based stepdown to 1%) on the Beaufor mine for C$6,750. In connection with this transaction, the Company entered into a binding agreement with Monarch Mining Corporation (“Monarch”), the operator of the Beaufor mine, to provide Monarch with additional funding of C$4,500 in consideration for increasing the royalty rate to 2.75% and eliminating the stepdown. Both transactions were funded on February 14, 2022. Refer to Note 13 for additional details.

l.Gunnison Stream Amendment

On December 22, 2021, the Company and Excelsior Mining Corp., including its subsidiaries (“Excelsior”), agreed to an amendment  to the stream agreement between the Company and Excelsior, to help facilitate certain transactions. Pursuant to the amendment, the Company and Excelsior agreed to remove Excelsior’s buydown option and concurrently agreed to re-price Triple Flag’s 3.5 million common share purchase warrants to C$0.54 per common share (from the prior exercise price of C$1.50 per common share). This amendment was reflected in our results for the year ended December 31, 2021.

m.Acquisition of Chilean Royalty Portfolio

On December 21, 2021, the Company entered into an agreement with Azufres Atacama SCM to acquire 2% NSR royalties on each of the Aster 2, Aster 3 and Helada properties that are proximal to Gold Fields Limited’s (“Gold Fields”) Salares Norte project in Chile for $4,900. These properties cover prospective exploration ground that Gold Fields has been exploring. The Salares Norte project is currently under construction with anticipated first production in 2023. The royalties include buydown provisions that would reduce the amount of each NSR royalty from 2% to 1%. The amount to be received by the Company if the buydown provisions are exercised would be

$2,000 for the Aster 2 royalty and $4,000 for each of the Aster 3 and Helada royalties. The acquisition of the royalties has been recorded as mineral interests. Transaction costs incurred of $98 were capitalized.

n.Normal Course Issuer Bid and Automatic Share Purchase Plan

In October 2021, the Company established a NCIB. Under the NCIB, the Company could acquire up to 2,000,000 of its common shares from time to time in accordance with the NCIB procedures of the TSX. Repurchases under the NCIB were authorized until October 13, 2022. Daily purchases were limited to 8,218 common shares, representing 25% of the average daily trading volume of the common shares on the TSX for the period from May 20, 2021 to October 5, 2021, being 32,872 common shares, except where purchases were made in accordance with the “block purchase exemption” of the TSX rules. All common shares that were repurchased by the Company under the NCIB were cancelled.

In December 2021, in connection with the NCIB, that expired on October 13, 2022, the Company entered into an ASPP with the designated broker responsible for the NCIB. The ASPP was implemented effective January 1, 2022. The ASPP was intended to allow for the purchase of its common shares under the NCIB at times when the Company would ordinarily not be permitted to purchase its common shares due to regulatory restrictions and customary self-imposed blackout periods. Pursuant to the ASPP, prior to entering into a blackout period, the Company could instruct the designated broker to make purchases under the NCIB in accordance with the terms of the ASPP. Such purchases would be made by the designated broker in its sole discretion based on parameters established by us prior to the blackout period in accordance with the rules of the TSX, applicable securities laws and the terms of the ASPP.

o.Dividend Reinvestment Plan

In October 2021, Triple Flag announced that it had implemented a Dividend Reinvestment Plan (“DRIP”). Participation in the DRIP is optional and will not affect shareholders’ cash dividends, unless they elect to participate in the DRIP. At the Company’s discretion, reinvestment will be made by acquiring common shares from the open market or issuing shares from Treasury. The plan is effective for dividends declared by the Company, beginning with dividends declared November 2021. The DRIP is limited to non-U.S. participants.

p.Initial Public Offering

TF Precious Metals closed its initial public offering (“IPO”) on May 26, 2021. TF Precious Metals sold an aggregate of 19,230,770 treasury common shares at an offering price of $13.00 per share. On June 29, 2021, the underwriters of the IPO exercised an over-allotment option granted to purchase a further 1,058,553 treasury common shares at the initial offering price of $13.00 per share. In connection with the IPO, the common shares were listed on the TSX only in both Canadian and U.S. dollars under the symbols TFPM and TFPM.U, respectively. Total proceeds from the IPO, net of underwriter fees and various issue costs, were $245,115.

q.IAMGOLD Royalty Portfolio Purchase

On January 12, 2021, the Company entered into an agreement (the “IAMGOLD Agreement”) to purchase a royalty portfolio from IAMGOLD Corporation and certain of its subsidiaries (together, “IAMGOLD”). On March 26, 2021, the Company and IAMGOLD entered into an amendment agreement to the IAMGOLD Agreement pursuant to which the Company agreed to acquire a royalty portfolio consisting of 34 royalties on various exploration and development properties for an aggregate acquisition price of $45,667. The acquisition of 33 royalties for $35,667 closed effective March 26, 2021. The acquisition of the remaining royalty, Antofagasta’s Polo Sur project located in Chile, closed on April 16, 2021, following satisfaction of certain corporate actions in Chile. Transaction costs incurred of $393 were capitalized at the acquisition date.